EXHIBIT 10.2

FIFTH AMENDMENT

FIFTH AMENDMENT (the “Amendment”), dated as of August 11, 2009 (the “Amendment Date”), with respect to that certain Credit Agreement, dated as of August 1, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among Christie/AIX, Inc., a Delaware corporation (the “Borrower”), the Lenders and General Electric Capital Corporation, a Delaware corporation (“GE Capital”), as the administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Lenders agree to amend the Credit Agreement to, among other things, amend the application of certain prepayments of principal;

WHEREAS, the Lenders are willing to agree to the requested amendments on the terms and conditions contained herein;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto agree as follows:

1.    Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

2.    Amendment to Credit Agreement.

(a)    As of the Amendment Date, Section 1.1 of the Credit Agreement shall be amended to add the following new definitions in the correct alphabetical order:

“Fifth Amendment Effective Date” means August 11, 2009.

“Fifth Amendment Prepayment” means the prepayment of the Obligations on the Fifth Amendment Effective Date pursuant to Section 2.6(b)(i) in an amount equal to $5,000,000.

(b)    As of the Amendment Date, Section 2.10(b) of the Credit Agreement shall be amended by adding before the “.” at the end of such section the following proviso:

; provided, however, that, notwithstanding anything to the contrary contained herein, the Fifth Amendment Prepayment shall be applied ratably to the twenty-four (24) scheduled installments on the Loans following the Fifth Amendment Effective Date

3.    Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Loan Parties hereby represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect hereto), except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date and (b) no Default or Event of Default has occurred and is continuing.

4.    Conditions to Effectiveness.  This Amendment shall be effective on the date when the following conditions shall have occurred:

(a)    the Administrative Agent shall have executed this Amendment and shall have received counterparts hereof, duly executed and delivered by the Borrower, Holdings and the Required Lenders;

(b)    no Default of Event of Default shall have occurred and be continuing;

(c)    simultaneously with the effectiveness of this Amendment, Access IT shall have received $75,000,000 in proceeds from the issuance of Indebtedness to Sageview Capital LP and its Affiliates on terms substantially consistent with those described in the Term Sheet draft distributed to the Lenders dated August 10, 2009 and attached hereto as Exhibit A (the “Term Sheet”);

(d)    the Borrower shall, simultaneously with the effectiveness of this Amendment, issue shares of common stock to Holdings in exchange for $5,000,000;

(e)    Holdings shall, simultaneously with the effectiveness of this Amendment, execute and deliver to the Administrative Agent a Pledge Amendment to the Pledge Agreement together with the stock certificate representing such shares and a stock power, executed in blank;

(f)    the Borrower shall, simultaneously with the effectiveness of this Amendment, pay to the Administrative Agent, for the ratable benefit of the Lenders, $5,000,000 to be applied to the Loans as set forth in the Credit Agreement (as amended by this Amendment); and

(g)    the Borrower shall have paid all fees and expenses of Administrative Agent’s counsel, Fulbright & Jaworski L.L.P., owing to date.

5.    Reference to Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” or words of like or similar import shall mean and be a reference to the Credit Agreement, as modified and amended by this Amendment.

6.    Governing Law and Jurisdiction.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND

SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.   Expenses.  The Borrower agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.    Headings.  Section headings in the Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9.    Counterparts.  This Amendment may be executed by the parties hereto in any number of separate counterparts (including by facsimile transmission) and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10.   Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, Holdings and their respective successors and assigns, and upon the Administrative Agent and the Lenders and their respective successors and assigns.

11.   Continuing Effect.  Except as expressly amended hereby, the Credit Agreement, as amended by this Amendment, shall continue to be and shall remain in full force and effect in accordance with its terms.  This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.  Any reference to the “Credit Agreement” in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.  The Amendment constitutes a Loan Document.  For the avoidance of doubt, it is understood and agreed that nothing herein shall be or shall be deemed to be a consent, acceptance or waiver with respect to the terms contained in the Term Sheet and that the Administrative Agent and the Lenders reserve all rights and remedies available to them under the Credit Agreement and the other Loan Documents as a result of or in connection with the performance of the obligations contemplated by the Term Sheet and the definitive documentation related thereto.

12.   NO ORAL AGREEMENTS.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT OF THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS RELATING TO THE SUBJECT MATTER THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

13.   General Waiver and Release.  IN ADDITION, TO INDUCE ADMINISTRATIVE AGENT AND LENDERS TO AGREE TO THE TERMS OF THIS AMENDMENT, THE LOAN PARTIES (BY THEIR EXECUTION BELOW) REPRESENT

AND WARRANT THAT AS OF THE DATE OF THEIR EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO THEIR RESPECTIVE OBLIGATIONS UNDER THE CREDIT AGREEMENT, THIS AMENDMENT OR THE OTHER LOAN DOCUMENTS.  NOTWITHSTANDING THE FOREGOING, IN THE EVENT THERE EXIST ANY SUCH CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS, THE LOAN PARTIES (BY THEIR EXECUTION BELOW) HEREBY:

(A)   FOREVER GENERALLY WAIVE ANY AND ALL CLAIMS, OFFSETS, DEFENSES AND/OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING ON OR PRIOR TO THE DATE OF THEIR EXECUTION OF THIS AMENDMENT; AND

(B)   FOREVER RELEASE, ACQUIT AND DISCHARGE THE RELEASED PARTIES FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY LOAN PARTY EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING ON OR PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE CREDIT AGREEMENT, THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREIN.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

CHRISTIE/AIX, INC., as a Borrower By /s/ A. Dale Mayo Name A. Dale Mayo Title CEO
ACCESS DIGITAL MEDIA, INC. By /s/ A. Dale Mayo Name A. Dale Mayo Title CEO

[SIGNATURE PAGE TO FIFTH AMENDMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, as the Administrative Agent and Lender By /s/ Carl A. Felton III Name Carl A. Felton III Title Duly Authorized Signatory

[SIGNATURE PAGE TO FIFTH AMENDMENT]

CIT LENDING SERVICES CORPORATION, as a Lender By Name Title

[SIGNATURE PAGE TO FIFTH AMENDMENT]

TD BANK, N.A., as a Lender By /s/ Gary R. Martz Name Gary R. Martz Title Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT]

SOCIETE GENERALE, as a Lender By /s/ Elaine Khalil Name Elaine Khalil Title Managing Director

[SIGNATURE PAGE TO FIFTH AMENDMENT]

AIB DEBT MANAGEMENT LTD, as a Lender By /s/ Gregory J. Wiske Name Gregory J. Wiske Title Senior Vice President Investment Advisor to AIB Debt Management, Limited

By /s/ Shreya Shah Name Shreya Shah Title Vice President Investment Advisor to AIB Debt Management, Limited

[SIGNATURE PAGE TO FIFTH AMENDMENT]

CIFC FUNDING 2006-I, LTD, as a Lender By Name Title

[SIGNATURE PAGE TO FIFTH AMENDMENT]

Exhibit A
Term Sheet

See attached.

[SIGNATURE PAGE TO FIFTH AMENDMENT]